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    As filed with the Securities and Exchange Commission on October 9, 1997

                                   FORM 8-A
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Franklin Telecommunications Corp.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)

             California                                95-3733534
             ----------                                ----------
(State of incorporation or organization)     (IRS Employer Identification No.)


            733 Lakefield Road, Westlake Village, CA         91361
            ----------------------------------------         -----
            (Address of principal executive offices)      (Zip Code)

        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

        Securities Act registration statement file number to which this form relates:

                                   333-24791
                                   ---------

        Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, without par value
                        -------------------------------
                               (Title of Class)
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Item 1. Description of Registrant's Securities to be Registered

        The description of the Common Stock of Registrant set forth under the caption "Description of Common Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-24791) as originally filed with the Securities and Exchange Commission on April 9, 1997, or as subsequently amended (the "Registration Statement"), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

Item 2. Exhibits

        The following exhibits are filed as a part of this Registration
Statement:

        2.1  Articles of Incorporation -- incorporated herein by reference from
             Exhibit 3.1 to the Registration Statement.

        2.2 Bylaws -- incorporated herein by reference from Exhibit 3.2 to the Registration Statement.


                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 9, 1997                        Franklin Telecommunications Corp.

                                                /s/ FRANK W. PETERS
                                             By_______________________________
                                                Frank W. Peters, President